ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, INC.
811-09687

N-SAR Exhibit 77Q1


Articles Supplementary: Incorporated by reference to Post-Effective Amendment No. 17 to Registrant s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 1, 2010.





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